IVY FUNDS
Delaware Ivy Cash Management Fund
(formerly, Ivy Cash Management Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

The liquidation of the Fund noted in supplements dated September 2021 and October 2021 has been temporarily suspended until a date to be announced in a future supplement.  Shareholders will receive at least 60 days’ notice of the new liquidation date. The dates that the Fund will be closed to new and existing shareholders remain the same as what was noted in the supplement dated October 1, 2021.

Effective on or about November 15, 2021 (“Portfolio Manager Effective Date”), the portfolio manager team of the Fund will change to a new portfolio manager team of the Fund’s investment manager, Delaware Management Company.  On the Portfolio Manager Effective Date, Stephen Juszczyszyn and Kathleen Marnell Burst will serve as portfolio managers of the Fund.
Upon the Portfolio Manager Effective Date, the following replaces the information in the sections entitled “Investment Adviser” and “Portfolio Manager”:
Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)
Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Stephen Juszczyszyn	Managing Director, Senior Portfolio Manager	November 2021
Kathleen Marnell Burst	Portfolio Manager	November 2021

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2021.